                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2008

                    SMITH BARNEY WESTPORT FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)

   New York                  0-24111                       13-3939393
--------------          ------------------             ------------------
(State or other          (Commission File                 (IRS Employer
jurisdiction of              Number)                     Identification No.)
incorporation)

                        c/o Citigroup Managed Futures LLC
                        731 Lexington Avenue - 25th Floor
                               New York, NY 10022
              (Address and Zip Code of principal executive offices)

Registrant's telephone number, including area code: (212) 559-2011
                                                    --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On June 1, 2008, Smith Barney Westport Futures Fund L.P. (the "Fund"),
issued 60.3836 units of limited partnership interest (the "Units") in exchange for $75,000 in a transaction that was not registered under the Securities Act of
1933 (the "Act"). The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and Section 506 of Regulation D
promulgated thereunder.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  Report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                 SMITH BARNEY WESTPORT FUTURES FUND L.P.

                 By: Citigroup Managed Futures LLC, General Partner

                 By /s/ Jerry  Pascucci
                    ------------------------------------------
                        Jerry  Pascucci
                        President and Director

                 By /s/ Jennifer Magro
                    ------------------------------------------
                        Jennifer Magro
                        Chief Financial Officer and Director

Date: June 5, 2008

                          Citigroup Managed Futures LLC
                           731 Lexington Avenue, 25th Floor
                            New York, New York 10022

June 5, 2008

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Smith Barney Westport Futures Fund L.P.
         Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Smith Barney Westport Futures Fund L.P. and pursuant to Rule 13a-11 promulgated by the Securities and Exchange  Commission  (the  "Commission"),  we
transmit  herewith for filing with the  Commission via EDGAR a Current Report on
Form 8-K  pursuant  to the  Securities  Exchange  Act of 1934 and the  rules and regulations thereunder.

Should  members of the  Commission's  staff have any  questions or comments with respect to this filing,  please contact the undersigned or Delores  Jaramillo of this office at (212) 559-2011.

Very truly yours,

/s/ Brian Centner
    --------------
    Brian Centner